MONTHLY SERIES 1995-1 CERTIFICATEHOLDERS' STATEMENT
                       THE FIRST NATIONAL BANK OF ATLANTA
                        WACHOVIA CREDIT CARD MASTER TRUST

         Listed below is the information which is required to be prepared with respect to the distribution date of April 17, 2000 and with respect to the performance of the Trust during the related Monthly period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.       Information Regarding the Current Monthly Distribution (Stated on the
         Basis of $1,000 Original Certificate Principal Amount)

         1.    The amount of the current monthly distribution in respect of
               Class A Monthly Principal                                                               $0.00

         2.    The amount of the currently monthly distribution in respect of
               Class B Monthly Principal                                                               $0.00

         3.    The amount of the currently monthly distribution in respect of
               Collateral Monthly Principal                                                            $0.00

         4.    The amount of the currently monthly distribution in respect of
               Class A Monthly Interest                                                                $5.66

         5.    The amount of the currently monthly distribution in respect of
               Class A Deficiency Amounts                                                              $0.00

         6.    The amount of the currently monthly distribution in respect of
               Class A Additional Interest                                                             $0.00

         7.    The amount of the currently monthly distribution in respect of
               Class B Monthly Interest                                                                $5.76

         8.    The amount of the currently monthly distribution in respect of
               Class B Deficiency Amounts                                                              $0.00

         9.    The amount of the currently monthly distribution in respect of
               Class B Additional Interest                                                             $0.00

         10.   The amount of the currently monthly distribution in respect of
               Collateral Monthly Interest                                                             $5.87

         11.   The amount of the currently monthly distribution in respect of
               any accrued and unpaid Collateral Monthly Interest                                      $0.00

E.       Information Regarding the Performance of the Trust

         1.    Collection of Principal Receivables

               (a)    The aggregate amount of Collections of Principal
                      Receivables processed during the related Monthly Period
                      which were allocated in respect of the Class A
                      Certificates                                                            $49,579,025.84

               (b)    The aggregate amount of Collections of Principal
                      Receivables processed during the related Monthly Period
                      which were allocated in respect of the Class B
                      Certificates                                                             $2,916,413.28

               (c)    The aggregate amount of Collections of Principal
                      Receivables processed during the related Monthly Period
                      which are allocated in respect of the Collateral Interest                $3,055,290.11

         2.    Principal Receivables in the Trust

               (a)    The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related
                      Monthly Period                                                       $2,512,889,299.43

               (b)    The amount of Principal Receivables in the Trust represented by the Investor
                      Interest of Series 1995-1 as of the end of the day on the last day of the related
                      Monthly Period                                                                        $500,000,000.00

               (c)    The amount of Principal Receivables in the Trust represented by the Series
                      1995-1 Adjusted Investor Interest as of the end of the day on the last day of
                      the related Monthly Period                                                            $500,000,000.00

               (d)    The amount of Principal Receivables in the Trust represented by the Class A
                      Investor Interest as of the end of the day on the last day of the related
                      Monthly Period                                                                        $446,250,000.00

               (e)    The amount of Principal Receivables in the Trust represented by the Class A
                      Adjusted Investor Interest as of the end of day on the last day of the related
                      Monthly Period                                                                        $446,250,000.00

               (f)    The amount of Principal Receivables in the Trust represented by the Class B
                      Investor Interest as of the end of the day on the last day of the related
                      Monthly Period                                                                         $26,250,000.00

               (g)    The amount of Principal Receivables in the Trust represented by the Collateral
                      Interest as of the end of the date on the last day of the related Monthly Period       $27,500,000.00

               (h)    The Floating Investor Percentage with respect to the related Monthly Period                  19.4997%

               (i)    The Class A Floating Allocation with respect to the related Monthly Period                   89.2500%

               (j)    The Class B Floating Allocation with respect to the related Monthly Period                    5.2500%

               (k)    The Collateral Floating Allocation with respect to the related Monthly Period                 5.5000%

               (l)    The Fixed Investor Percentage with respect to the related Monthly Period                     19.4997%

               (m)    The Class A Fixed Allocation with respect to the related Monthly Period                      89.2500%

               (n)    The Class B Fixed Allocation with respect to the related Monthly Period                       5.2500%

               (o)    The Collateral Fixed Allocation with respect to the related Monthly Period                    5.5000%

         3.    Delinquent Balances

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                        Aggregate                                                Percentage
                                                         Account                                                   of Total
                                                         Balance                                                Receivables
                                                         -------                                                -----------

               (a)    30 - 59 days:                       $25,278,707.71                                            0.9927%
               (b)    60 - 89 days:                       $15,903,966.48                                            0.6246%
               (c)    90 - or more days:                  $28,560,535.68                                            1.1216%
                                           Total:         $69,743,209.87                                            2.7389%

         4.    Investor Default Amount

               (a)    The Aggregate Investor Default Amount for the related Monthly Period                         $1,837,795.79

               (b)    The Class A Investor Default Amount for the related Monthly Period                           $1,640,232.75

               (c)    The Class B Investor Default Amount for the related Monthly Period                              $96,484.28

               (d)    The Collateral Default Amount for the related Monthly Period                                   $101,078.77

         5.    Investor Charge Offs

               (a)    The aggregate amount of Class A Investor Charge-Offs for the related
                      Monthly Period                                                                                       $0.00

               (b)    The aggregate amount of Class A Investor Charge-Offs set forth in 5 (a) above per
                      $1,000 of original Certificate principal amount                                                      $0.00

               (c)    The aggregate amount of Class B Investor Charge-Offs for the related
                      Monthly Period                                                                                       $0.00

               (d)    The aggregate amount of Class  B Investor Charge-Offs set forth
                      in 5 (c) above per $1,000 of original certificate principal amount                                   $0.00

               (e)    The aggregate amount of Collateral Charge-Offs for the related Monthly Period                        $0.00

               (f)    The aggregate amount of Collateral Charge-Offs set
                      forth in 5 (e) above per $1,000 of original certificate principal amount                             $0.00

               (g)    The aggregate amount of Class A Investor Charge-Offs reimbursed
                      on the Transfer Date immediately preceding this Distribution Date                                    $0.00

               (h)    The aggregate amount of Class A Investor Charge-Offs set forth in 5 (g) above per $1,000 original certificate principal amount re-
                      imbursed on the Transfer Date immediately preceding this Distribution Date                           $0.00

               (i)    The aggregate amount of Class B Investor Charge-Offs reimbursed
                      on the Transfer Date immediately preceding this Distribution Date                                    $0.00

               (j)    The aggregate amount of Class B Investor Charge-Offs set forth in 5 (i) above per $1,000 original certificate principal amount re-
                      imbursed on the Transfer Date immediately preceding this Distribution Date                           $0.00

               (k)    The aggregate amount of Collateral Charge-Offs reimbursed
                      on the Transfer Date immediately preceding this Distribution Date                                    $0.00

               (l)    The aggregate amount of Collateral Charge-Offs set
                      forth in 5(k) above per $1,000 original certificate principal
                      amount reimbursed on the Transfer Date immediately preceding Distribution Date                       $0.00

         6.    Investor Servicing Fee

               (a)    The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
                      the related Monthly Period                                                                        $371,875.00

               (b)    The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
                      the related Monthly Period                                                                         $21,875.00

               (c)    The amount of the Collateral Interest Servicing Fee payable
                      by the Trust to the Servicer for the related Monthly Period                                        $22,916.67

         7.    Reallocations

               (a)    The amount of Reallocated Collateral Principal Collections with respect to
                      this Distribution Date                                                                                  $0.00

               (b)    The amount of Reallocated Class B Principal Collections with respect to
                      this Distribution Date                                                                                  $0.00

               (c)    The Collateral Interest as of the close of business on this Distribution Date                  $27,500,000.00

               (d)    The Class B Investor Interest as of the close of business on this Distribution Date            $26,250,000.00

         8.    Collection of Finance Charge Receivables

               (a)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period which
                      were allocated in respect of the Class A Certificate                                            $6,311,695.43

               (b)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period which
                      were allocated in respect of the Class B Certificates                                             $371,276.20

               (c)    The aggregate amount of Collections of Finance Charge
                      Receivables processed during the related Monthly Period which
                      were allocated in respect of the Collateral Interest                                              $388,956.02

         9.    Principal Funding Amount

               (a)    The principal amount on deposit in the Principal Funding Account on the
                      related Transfer Date                                                                                   $0.00

               (b)    The Accumulation Shortfall with respect to the related Monthly Period                                   $0.00

               (c)    The Principal Funding Investment Proceeds deposited in the Finance Charge Account
                      on the related Transfer Date                                                                            $0.00

               (d)    The amount of all or the portion of the Reserve Draw Amount deposited in the
                      Finance Charge Account on the related Transfer Date from the Reserve Account                            $0.00

         10.   Reserve Draw Amount                                                                                           $0.00

         11.   Cash Collateral Account

               (a)    The principal amount on deposit in the Cash Collateral Account on
                      the related Transfer Date (before giving effect to any deposits or withdrawals)               $10,000,000.00

               (b)    The Required Draw Amount on the related Transfer Date
                                                                                                                             $0.00
               (c)    The principal amount on deposit in the Cash Collateral Account on
                      the related Transfer Date (after giving effect to any deposits or withdrawals)                $10,000,000.00

               (d)    The Required Cash Collateral Amount (after giving effect to
                      any deposits, withdrawals, or payments)                                                       $10,000,000.00

         12.   Available Funds

               (a)    The amount of Class A Available Funds on deposit in the
                      Finance Charge Account on the related Transfer Date                                            $6,311,695.43

               (b)    The amount of Class B Available Funds on deposit in the
                      Finance Charge Account on the related Transfer Date                                              $371,276.20

               (c)    The amount of Collateral Available Funds on deposit in the
                      Finance Charge Account on cthe related Transfer Date                                             $388,956.02

         13.   Portfolio Yield

               (a)    The Portfolio Yield for the related Monthly Period                                                  13.5619%

               (b)    The Portfolio Adjusted Yield for the related Monthly Period                                          4.3123%

F.       Floating Rate Determinations

         1.    LIBOR for the interest Period ending on this Distribution Date
               3/15/2000-4/17/2000                                                                                        6.00375%

         The First National Bank
         of Atlanta
         Servicer
                                             By: Michael L. Scheuerman
                                             Title:     Senior Vice President